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VANGUARD(R) LIFESTRATEGY(R) FUNDS

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2007

In the Security Selection section of the prospectus, the bullet points describing Vanguard Total Stock Market Index Fund and Vanguard Total International Stock Index Fund--two of the LifeStrategy Funds' underlying funds--are replaced with the following:

- Vanguard Total Stock Market Index Fund seeks to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Broad Market Index, which represents 99.5% or more of the total market capitalization of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically invests all, or substantially all, of its assets in 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and in a representative sample of the remaining stocks.

- Vanguard Total International Stock Index Fund seeks to track the performance of the Total International Composite Index, which is a combination of the MSCI Europe Index, the MSCI Pacific Index, and the MSCI Emerging Markets Index, by investing in three Vanguard mutual funds that track the various components of the indexes.








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